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State of New York	)
	)	ss:
County of New York	)

Certificate of Accuracy

This is to certify that the attached translation, “Lifestyle Portfolios Supplement dated 3-1-13 to the current Class A, Class B and Class C Shares Prospectus”, originally written in English is, to the best of our knowledge and belief, a complete and accurate translation into Spanish.

Dated: March 13, 2013

/s/ Jung A Han
Jung A Han

Project Coordinator

Global Translation Services

RR Donnelley

ARLANA V. SHERMAN

Notary Public, State of New York

No.01SH6239189

   Qualified in New York County

Commission Expires April 18, 2015

Sworn to and signed before
me this 13 day of
March, 2013
/s/ Arlana V. Sherman
Notary Public

Copyright RR Donnelley Global Translation Services 2013	Page | 1	KWF 011c v1.0